UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2008
VERAZ NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33391 (Commission File Number)	94-3409691 (I.R.S. Employer Identification No.)
926 Rock Avenue, Suite 20
San Jose, California 95131
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 750-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 8, 2008, the Compensation Committee of the Board of Directors (the “Board”) of Veraz Networks, Inc. approved an amendment (the “Amended Offer Letter”) to the employment letter between Veraz and Albert Wood, Veraz’s Chief Financial Officer, dated April 13, 2005, as amended by letter dated April 21, 2006 (together, the “Employment Agreement”). Mr. Wood’s Amended Offer Letter contains the following additional terms:
     1. effective as of August 18, 2008, he will receive an annual base salary of $295,000;
     2. no later than January 31, 2009, he will be paid a one-time cash bonus award in the amount of $75,000;
     3. commencing with the calendar year beginning January 1, 2009, and for so long as he is employed by Veraz, he will be eligible to receive an annual performance-based incentive bonus of up to 35% of his annual base salary. The amount of such bonus, if any, shall be determined by the Board in its sole discretion; provided, however, that the minimum annual performance-based incentive bonus payable to Mr. Wood in 2009 shall be at least 30% of his annual base salary. If Mr. Wood leaves Veraz for any reason prior to the date the bonus is paid, no bonus or prorated bonus will be paid;
     4. subject to the approval of the Board, he will be granted 250,000 Restricted Stock Units (the “RSUs”) pursuant to the Veraz Networks, Inc. 2006 Equity Incentive Plan. The RSUs will vest in four yearly installments as follows:
93,750 shares of stock will be issued on August 18, 2009
93,750 shares of stock will be issued on August 18, 2010
31,250 shares of stock will be issued on August 18, 2011
31,250 shares of stock will be issued on August 18, 2012; and
     5. if, in connection with a change of control, Mr. Wood’s employment with Veraz is terminated without cause or if he resigns for good reason pursuant to the terms of the Employment Agreement, then as of the date of termination, 100% of the shares that have not been issued pursuant to the RSUs shall be issued in full and without restriction.

Item 9.01	Financial Statements and Exhibits.

Exhibit
Number	Description
10.1	Amended Offer Letter, dated September 8, 2008, between Veraz Networks, Inc. and Albert Wood.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Veraz Networks, Inc.
Dated: September 11, 2008	By:	/s/ Eric C. Schlezinger
Eric C. Schlezinger,
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Amended Offer Letter, dated September 8, 2008, between Veraz Networks, Inc. and Albert Wood